Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO WAREHOUSING

CREDIT AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of November 3, 2014, by and between WALKER & DUNLOP, LLC (the “Borrower”), BANK OF AMERICA, N.A., as credit agent (in such capacity, the “Credit Agent”), and as the sole lender as of the date hereof under the Loan Agreement (as hereafter defined) (in such capacity, the “Lender”).

R E C I T A L S

The Borrower, the Credit Agent, and the Lender are parties to, among other documents, instruments, and agreements, that certain Warehousing Credit and Security Agreement dated as of September 4, 2012 (as amended, supplemented, or otherwise modified to the date hereof, the “Loan Agreement”). Capitalized terms used in this Amendment without definition have the meanings specified therefor in the Loan Agreement.

The Borrower, the Credit Agent and the Lender desire to further amend the Loan Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective on the Effective Date (as hereafter defined), the Loan Agreement is hereby amended as follows:

(a) Clause (a) of Section 1.3 is hereby amended by replacing the date “November 3, 2014” where it appears therein with the date “November 2, 2015.”

(b) Section 7.11 of the Loan Agreement, titled “Other Loan Obligations” is hereby amended and restated as follows:

“7.11(a) “Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which Borrower is bound or to which any of its property is subject, where the failure to perform such material obligations could trigger an Event of Default under Section 10.1(f), and promptly notify Credit Agent in writing of a declared default or event of default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J is a true and complete list of all such lines of credit or agreements as of the date of this Agreement.

7.11(b) Deliver to Credit Agent an updated Exhibit J at the time of each extension (if any, at the discretion of Lenders and Credit Agent), of the Warehousing Maturity Date under this Agreement and promptly following the request of Credit Agent.”

(c) The following subparagraphs of Section 8.2 of the Loan Agreement, titled “Restrictions on Fundamental Changes” are hereby deleted and replaced with the following:

“8.2(a) Reorganize, spin-off, consolidate with, merge with or into, or enter into any analogous reorganization or transaction with any Person except that that WD Capital, W&D Balanced Real Estate Fund and ARA Finance each may merge with and into the Borrower.”

“8.2(c) Liquidate, wind up or dissolve (or suffer any liquidation or dissolution) except that WD Capital, W&D Balanced Real Estate Fund and ARA Finance may be liquidated or dissolved.”

“8.2(g) Permit any Subsidiary of Borrower (other than WD Capital, W&D Balanced Real Estate Fund or ARA Finance, to the extent specifically permitted herein) to do or take any of the foregoing actions.”

(d) Section 8.8 of the Loan Agreement, titled “Transactions with Affiliates” is hereby amended and restated as follows:

(i) “8.8 Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of Borrower’s Affiliates, (b) sell, transfer, pledge or assign any of its assets to or on behalf of those Affiliates except for pledges made in connection with the Term Loan, pursuant to the Term Loan Guarantee and Collateral Agreement, (c) merge or consolidate with or purchase or acquire assets from those Affiliates except for a merger by the Borrower with, or the purchase or acquisition by the Borrower of, assets of WD Capital, W&D Balanced Real Estate Fund or ARA Finance, or (d) pay management fees to or on behalf of those Affiliates, other than (i) payments attributable to reasonable overhead and administrative charges allocated to Borrower by the Affiliates, (ii) reasonable subservicing fees payable to Affiliates for their servicing of the Servicing Portfolio, (iii) advances to Affiliates in an aggregate amount outstanding at any time not exceeding $250,000, made in accordance with current practices as described by the Borrower to Credit Agent and Lenders, and (iv) other transactions in the ordinary course of business on fair and reasonable terms substantially as favorable to the Borrower as would be obtainable in a comparable transaction from an unaffiliated third party on an arm’s length basis.”

(e) The following subparagraphs of Section 9.2 of the Loan Agreement, titled “Special Representations and Warranties Concerning Warehousing Collateral” are hereby deleted and replaced with the following:

“9.2(f) Each Pledged Loan has been closed or will be closed and funded with the Warehousing Advance made against it or from Borrower’s unencumbered funds.”

“9.2(x) Neither Borrower nor any of Borrower’s Affiliates has any ownership interest, right to acquire any ownership interest or equivalent economic interest in any property securing a Pledged Loan or the mortgagor under the Pledged Loan or any other obligor on the Mortgage Note for such Pledged Loan, except as and to the extent permitted by the applicable Federal Agency issuing a Purchase Commitment with respect to such Pledged Loan.”

(f) The term “BBA LIBOR Daily Floating Rate” wherever it appears in the Loan Agreement and all other Loan Documents is hereby deleted and replaced with “LIBOR Daily Floating Rate.”

(g) The following defined terms are hereby added to Section 13.1 of the Loan Agreement:

“LIBOR Daily Floating Rate” shall mean a fluctuating rate of interest per annum equal to (i) the London Interbank Offered Rate (“LIBOR”), as published by Bloomberg (or other commercially available source providing quotations of LIBOR as selected by Credit Agent from time to time) at approximately 11:00 a.m., London time determined two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits being delivered in the London interbank eurodollar market for a term of one (1) month commencing that day, or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by Credit Agent to be the rate at which deposits in U.S. Dollars for delivery on the date of determination in same day funds in the approximate outstanding principal amount of the Loan (including any then pending Warehousing Advances) are being made or maintained and with a term equal to one (1) month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.”

“W&D Balanced Real Estate Fund” means W&D Balanced Real Estate Fund I GP, LLC, a Delaware limited liability company in which the Borrower owns a 100% interest.”

(h) Exhibit B FNMA/DUS to the Loan Agreement is hereby deleted and replaced with Exhibit B FNMA/DUS attached hereto.

(i) Exhibit B FNMA/NT to the Loan Agreement is hereby deleted and replaced with Exhibit B FNMA/NT attached hereto.

(j) Exhibit B FHA/GNMA-WD to the Loan Agreement is hereby deleted and replaced with Exhibit B FHA/GNMA-WD attached hereto.

(k) Exhibit B Freddie Mac Program Plus Loans to the Loan Agreement is hereby deleted and replaced with Exhibit B Freddie Mac Program Plus Loans attached hereto.

(l) For the avoidance of doubt, the current Exhibit N to the Loan Agreement (Investors) is attached hereto as Exhibit N, which Exhibit N remains subject to all applicable provisions of the Loan Agreement, including the definition of “Investor” therein.

2. Temporary Increase of Warehousing Commitment Amounts and Warehousing Credit Limit.

(a) Subject to the terms and conditions of this Section 2 and applicable provisions of the Loan Agreement, for the period (the “Temporary Commitment Increase Period”) commencing on the Effective Date to, and including, subject to the payment required pursuant to Section 2(c) of this Amendment, the Temporary Commitment Increase Termination Date (as hereafter defined), the Lender’s Warehousing Commitment Amount, and, accordingly, the Warehousing Credit Limit, shall be temporarily increased by $300,000,000.00 (so that, during the Temporary Commitment Increase Period, the Lender’s Warehousing Commitment Amount and the Warehousing Credit Limit will be $725,000,000.00) (referred to herein as, the “Temporary Warehousing Commitment Increase”). On the Temporary Commitment Increase Termination Date, automatically, without notice or demand, the Warehousing Credit Limit and the Lender’s Warehousing Commitment Amount shall be restored to $425,000,000.00.

(b) Other than to reflect the temporary increase in the Lender’s Warehousing Commitment Amount and in the Warehousing Credit Limit and except as expressly set forth in this Section 2, no provisions of the Credit Agreement applicable to Warehousing Advances or the Warehousing Commitment shall be affected, including, without limitation, as to the conditions for making Warehousing Advances, the accrual and payment of interest, and the payment and repayment of the principal amount of Warehousing Advances.

(c) By 4:00 p.m. (Boston time) on the Temporary Commitment Increase Termination Date, the Borrower shall, without notice or demand, make a principal payment to the Credit Agent (with accrued and unpaid interest thereon), for the account of the Lender, in an amount as shall be necessary — together with any other prepayments of the Loan made on such date — to reduce the outstanding principal amount of the Loan to an amount that shall not then exceed the maximum principal balance of the Loan then permitted to be outstanding under the Loan Agreement, after giving effect to the expiration of the Temporary Commitment Increase Period and the resulting reduction in the Lender’s Warehousing Commitment Amount and in the Warehousing Credit Limit. The failure of the Borrower to comply with the foregoing provision shall constitute an immediate Event of Default without notice or demand by the Credit Agent or the Lender.

(d) To evidence the Temporary Warehousing Commitment Increase, the Borrower shall execute and deliver to the Lender a promissory note payable to the order of the Lender in the stated principal amount of $300,000,000.00 (the “Temporary Increase Note”).

(e) As used herein:

(i) The term “Temporary Commitment Increase Termination Date” means the earliest to occur of (A) the Temporary Increase Maturity Date (as hereafter defined), (B) an Event of Default, and (C) the termination of the Warehousing Commitment.

(ii) The term “Temporary Increase Maturity Date” means 4:00 p.m., Boston, Massachusetts time, on December 5, 2014.

3. Acknowledgments by Borrower. The Borrower acknowledges, confirms and agrees that:

(a) This Amendment, the Fee Letter and the Temporary Increase Note are Loan Documents.

(b) From and after the Effective Date, all references to the Loan Agreement in any Loan Document shall be to the Loan Agreement as amended by this Amendment and as it from time to time hereafter may be amended, supplemented, restated, or otherwise modified.

(c) Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i) No Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii) The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (A) matters which speak to a specific date, (B) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement, and (C) as reflected in the Updated Exhibits (as hereafter defined).

(iii) The Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, the Fee Letter, the Temporary Increase Note, and any other documents to be executed and delivered by the Borrower in connection with this Amendment (this Amendment, the Fee Letter, the Temporary Increase Note and such other documents, collectively, the “Amendment Documents”), has taken all necessary action to authorize the execution, delivery, and performance of the Amendment Documents, and the person executing and delivering the Amendment Documents on behalf of the Borrower is, or, as applicable, will be, duly authorized to do so.

(iv) This Amendment has been, and all other Amendment Documents will be, duly executed and delivered by the Borrower, and constitutes or will constitute upon their respective execution and delivery, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(v) Exhibits E, F, G, and J attached hereto (the “Updated Exhibits”) are true, correct, and complete updates as of the Effective Date of the corresponding Exhibits to the Loan Agreement.

(d) The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Credit Agent and the Lender in connection with this Amendment and any prior matters involving the Loan.

(e) The Borrower does not have any offsets, defenses, claims, counterclaims or causes of action of any kind or nature against the Credit Agent or any Lender with respect to any of its liabilities and obligations to the Credit Agent or any Lender, and, in any event, the Borrower specifically waives, releases, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action of whatever kind or nature, whether known or unknown, at law or in equity, which it has or may have, from the beginning of the world to both the date hereof and the Effective Date, against the Credit Agent, or any Lender or their respective current or former Affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter related to the Loan, the Obligations, the Loan Agreement, any other Loan Documents, or the administration thereof.

4. Conditions Precedent. This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Credit Agent and the Lender of, the following conditions, and any other conditions set forth in this Amendment , by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Credit Agent, in its sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Credit Agent:

(a) Delivery by the Borrower to the Credit Agent of the following:

(i) This Amendment, duly executed by the Borrower, the Credit Agent and each Lender.

(ii) A fee letter (the “Fee Letter”) setting forth certain fees to be paid by the Borrower, duly executed by the Borrower.

(iii) The Temporary Increase Note, duly executed by the Borrower.

(iv) A copy of the Borrower’s certificate of formation and limited liability company agreement, as amended and in effect on the Effective Date, certified by an appropriate officer of the Borrower.

(v) Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer of the Borrower as the Credit Agent may require evidencing (A) the authority of the Borrower to enter into this Amendment and any other documents to be executed and delivered in connection herewith, and (B) the identity, authority and capacity of each officer of the Borrower authorized to act on its behalf in connection with this Amendment and the other Loan Documents.

(vi) An opinion of counsel to the Borrower in form and substance satisfactory to the Credit Agent.

(vii) Such other documents as the Credit Agent or any Lender reasonably may require, duly executed and delivered.

(b) The Borrower shall have paid to the Credit Agent all fees due on or before the Effective Date pursuant to the Fee Letter.

(c) No Default or Event of Default shall have occurred and be continuing, or will be caused by or result from the Borrower’s execution and delivery of this Amendment and the documents, instruments, and agreements related hereto, or the performance by the Borrower of its obligations hereunder or thereunder.

(d) The representations and warranties of the Borrower contained in this Amendment or in any document, instrument, or agreement delivered or to be delivered in connection with this Amendment (i) shall have been true and correct in all material respects on the date that such representations and warranties were made (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date), and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date).

(e) In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following the receipt of an appropriate invoice therefor, pay or reimburse the Credit Agent and the Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment.

5. Miscellaneous.

(a) This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b) This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver originally signed counterparts of this Amendment to each other party, upon request.

(c) This Amendment, together with the other Amendment Documents, constitutes the complete agreement among the Borrower, the Credit Agent, and the Lender with respect to the subject matter thereof and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d) Time is of the essence with respect to all aspects of this Amendment.

[Remainder of page intentionally left blank]

Executed as a sealed instrument as of the date first above written.

WALKER & DUNLOP, LLC

By	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

BANK OF AMERICA, N.A., as Credit Agent and Lender

By	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

[Signature page to Eighth Amendment Warehousing Credit and Security Agreement]

EXHIBIT B - FNMA/DUS

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FANNIE

MAE DUS AND OTHER FANNIE MAE MORTGAGE LOANS

Walker & Dunlop, LLC

Walker & Dunlop, LLC (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to Bank of America, N.A., as Credit Agent (“Credit Agent”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement among Borrower, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”). Fannie Mae form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I. AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from Borrower providing the following information on the Pledged Loan:

(1) Mortgagor’s name.

(2) Project name.

(3) Borrower’s case/loan number.

(4) Expected Warehousing Advance date.

(5) Mortgage Note Amount.

(6) Name, street address, email address, telephone number and fax number of (a) the contact person for the title company/settlement attorney, and (b) the person who will be responsible for the custody and delivery of the original note and other documents to Credit Agent.

(7) Name of Investor [must comply with requirements of Agreement].

(8) In the event Borrower self-funded the Mortgage Loan with unencumbered funds (a “Pre-funded Mortgage Loan”), then in alternative to clause I, 6 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of such letter or email, with all the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney and other applicable person identified pursuant to item (6), above, and which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

Exhibit B - FNMA/DUS Page 1

II. AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	An original or facsimile (with the original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)	For Other Fannie Mae Mortgage Loans, a copy of the Fannie Mae Multifamily Commitment printed from the C& D System.

(4)	For Fannie Mae DUS Mortgage Loans, a copy of the confirmed Fannie Mae Multifamily MBS/DUS Commitment printed from the C&D System.

(5)	If a Mortgage-backed Security is to be issued, a copy (or the original if requested by the Credit Agent) of the Purchase Commitment for the Pledged Security (which must conform to the requirements of the Agreement, with purchase price and expiration date, and, if Fannie Mae is acquiring such Mortgage-backed Security, must be a copy of the standard one page confirmation from Fannie Mae).

(6)	Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

(7)	If applicable, original or facsimile of the Credit Agent’s closing instructions letter to the Borrower’s attorney, countersigned by the attorney involved with the transaction.

(8)	Original assignment of the Mortgage, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(9)	Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section II or otherwise required under the Agreement. Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Exhibit B - FNMA/DUS Page 2

Borrower must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of and as agent and bailee for Credit Agent pursuant to a bailee letter provided by Credit Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy. Immediately after disbursement, the title company, settlement attorney or other attorney must transmit the Mortgage Note. In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by
3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of Borrower. Borrower retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

Exhibit B - FNMA/DUS Page 3

III. ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	The original Mortgage Note, endorsed by Borrower in blank and without recourse, endorsed by Borrower in blank, in recordable form but unrecorded.

(2)	A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a)	Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(b)	Shows an effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

(c)	Sets forth an insured amount which is equal to or greater than the Warehousing Advance amount; and

(d)	Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan.

(3)	Originals of items 1, 8 and 9 noted above in Section II.

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper ordinarily utilized by Credit Agent) with Borrower’s billing account information for such shipper;

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Mortgage Note.

(2)	For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received:

(a)	Executed bailee letter with the appropriate applicable Schedule (in form approved by Fannie Mae and Lender).

Exhibit B - FNMA/DUS Page 4

(b)	For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or Fannie Mae Wiring Instructions printed from the C & D System, specifying the Borrower’s Cash Collateral Account as the receiving account for loan purchase proceeds. Wire instructions as of the Closing Date are as follows:

Bank of America, N.A.

ABA#:

Account Name: Walker & Dunlop LLC, Cash Collateral Account

Account #:

(c)	If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions printed from the C&D System, instructing Fannie Mae to issue the Mortgage-backed Security in Borrower’s name and to deliver the Pledged Security to Credit Agent’s custody account using the following instructions:

Bk of NYC/BOATRUST

ABA#:

Ref: A/C Walker & Dunlop LLC

Ref: A/C

(d)	If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

(3)	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

Unless otherwise agreed in writing with Borrower, Credit Agent exclusively will deliver the Mortgage Note and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by Borrower, Credit Agent will complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for the Investor. If a Mortgage-backed Security is to be issued, Agent will deliver the Mortgage Note and the other documents required for shipping with a bailee letter to an Approved Custodian and, upon Agent’s receipt of the Mortgage-backed Security, Agent will deliver the Mortgage-backed Security to the appropriate Approved Custodian solely on a delivery versus payment basis.

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of such Pledged Loan or Pledged Security, after repayment of the related Warehousing Advance, to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

Exhibit B - FNMA/DUS Page 5

SCHEDULE I TO EXHIBIT B - FNMA/DUS

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:	SECURITY: $

CUSIP NO.

Pool No.	MI No.

Coupon Rate:

Issue Date (M/D/Y):                                        Maturity Date (M/D/Y):

POOL TYPE:

DELIVERY INSTRUCTIONS:                 DVP AMOUNT $

PROJECT NAME:

AUTHORIZED SIGNATURE:

PRINTED NAME:

TITLE:

Exhibit B - FNMA/DUS Page 6

EXHIBIT B-FNMA/NT

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

SPECIAL FANNIE MAE MORTGAGE LOANS

Walker & Dunlop LLC

Walker & Dunlop LLC (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to Bank of America, N.A., as Credit Agent (“Credit Agent”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement among Borrower, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”).

To the extent the documents required herein have previously been delivered to Credit Agent, they are not required to be redelivered unless Credit Agent requests.

I. AT LEAST 5 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower, providing the following information on the Pledged Loan:

(1)	A copy or draft copy of the Master Credit Facility Agreement, including any amendments.

(2)	As applicable, copy or draft copy of the Special Fannie Mae Pool Purchase Contract (“SPPK”) or MATS Addendum to Mortgage Selling and Servicing Contract (“MATS Addendum”) related to the Special Fannie Mae Mortgage Loans to be made under the Master Credit Facility Agreement.

II. AT LEAST 3 BUSINESS DAYS PRIOR TO THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower, providing the following information on the Pledged Loan:

(1) Mortgagor’s name.

(2) Project name.

(3) Borrower’s case/loan number.

(4) Expected Warehousing Advance date.

(5) Mortgage Note Amount, or in the case of a variable rate funding, the estimated amount.

Exhibit B – FNMA/NT Page 1

(6)	Name, street address, e-mail address, telephone number and telecopier number of (a) the title company and settlement attorney and contact person, and (b) the person who will be responsible for custody of closing documents and delivery of required items to Credit Agent.

III. AT LEAST 1 BUSINESS DAY PRIOR TO THE WAREHOUSING ADVANCE DATE:

Credit	Agent must receive the following:

(1)	An original or facsimile (with the original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)	A copy of the fully-executed Master Credit Facility Agreement, including any amendments.

(4)	A copy of the fully-executed SPPK or MATS Addendum, as applicable.

(5)	Copy of the applicable Modified Risk Supplement to Delegated Servicing Master Loss Sharing Agreement between Fannie Mae and Borrower.

(6)	Copy of each Mortgage Note and amendments, if applicable, with respect to the Master Credit Facility Agreement against which the Warehousing Advance is requested to be made.

(7)	For variable-rate advances under a Master Credit Facility Agreement, a copy of the Advance Confirmation Instrument evidencing the advance under the Master Credit Facility Agreement.

(8)	A copy of the Fannie Mae Participation Certificate to be issued evidencing Fannie Mae’s 100% participation interest in the Special Fannie Mae Mortgage Loan.

(9)	Original or copy of Credit Agent’s and Borrower’s escrow instructions letters to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(10)	Original Fannie Mae Warehouse Lender Letter signed by Fannie Mae’s counsel as agent.

(11)	A copy of the Fannie Mae Multifamily MBS or DMBS Structured Facility Detail page printed from the Multifamily Structured Facility Management System (“MSFMS”). The MSFMS should be in the approved state. The document reflected “completed” should be forwarded to the Credit Agent post closing.

(12)	A copy of the Purchase Commitment (which must conform to the requirements of the Agreement) in the case of MBS and Trade Confirmation in the case of DMBS for the Pledged Security.

Exhibit B – FNMA/NT Page 2

(13)	Original of assignment of Mortgage(s), endorsed by Borrower in blank, in recordable form but unrecorded.

(14)	Copy of Borrower’s delivery instructions to Fannie Mae through MSFMS. For cash payments, including the following wire transfer instructions:

Bank of America, N.A.

ABA#:

Account Name: Walker & Dunlop LLC, Cash Collateral Account

Account #:

and for Mortgage-backed Securities in Borrower’s name, for delivery of the Pledged Security to Credit Agent’s custody account using the following instructions:

Bk of NYC/BOATRUST

ABA#:

Ref: A/C Walker & Dunlop LLC

Ref: A/C

Upon receipt of Borrower’s letters and the documents required under Sections I and II, in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the title company or the settlement attorney.

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section III or otherwise required under the Agreement. Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment or Trade Confirmation.

Borrower must hold or cause its custodian or the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title

Exhibit B – FNMA/NT Page 3

company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after Fannie Mae’s attorney takes possession, on behalf of Fannie Mae and as bailee for Credit Agent pursuant to a bailee letter in the form approved by Fannie Mae and Credit Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy. In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of Borrower. Borrower retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

IV. ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	A copy of the original fully-executed Mortgage Note or amendments.

(2)	A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a)	Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(b)	Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

(c)	Sets forth an insured amount, which is equal to or greater than the Warehousing Advance amount; and

(d)	Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan.

Exhibit B – FNMA/NT Page 4

V. AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)	Completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

Upon receipt of a Pledged Security, Credit Agent will deliver the Pledged Security to the Investor that issued the Purchase Commitment or if applicable, the Trade Confirmation, for the Pledged Security, solely on a delivery versus payment basis. Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of such Pledged Loan or Pledged Security, after repayment of the related Warehousing Advance, to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

Exhibit B – FNMA/NT Page 5

SCHEDULE I TO EXHIBIT B-FNMA/NT

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:

ISSUER:	SECURITY: $

PURCHASE PRICE:

ACCRUED INTEREST:

CUSIP NO.

Pool No.	MI No.

Coupon Rate:

Issue Date (M/D/Y):                                        Maturity Date (M/D/Y):

POOL TYPE:

DELIVERY TO:         DVP AMOUNT $

AUTHORIZED SIGNATURE:

PRINTED NAME:

TITLE:

Exhibit B – FNMA/NT Page 6

EXHIBIT B - FHA/GNMA-WD

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FHA PERMANENT MORTGAGE LOANS, FHA CONSTRUCTION MORTGAGE LOANS, AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC (the “Company” or the “Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., as Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement dated as of September 4, 2012 among the Company, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only, and the Company must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Company providing the following information on the Pledged Mortgage or Security:

(1)	Mortgagor’s name.

(2)	Project name.

(3)	The Company’s case/loan number.

(4)	HUD’s case/loan number.

(5)	Expected Warehousing Advance date.

(6)	Mortgage Note Amount (if an FHA Construction Loan, also include the amount and date of the initial and each subsequent advance thereunder).

(7)	Name and address of the Company’s counsel to be present at closing.

(8)	Name, street address, e-mail address, telephone number and telecopier number of (a) the title company and settlement attorney and contact person, and (b) the person who will be responsible for custody of closing documents and delivery of required items to Credit Agent.

(9)	In the event the Mortgage Loan is a Pre-funded Mortgage Loan, then in the alternative to clause I, 8 above, the original closing date of the Pre-funded Mortgage Loan.

(10)	Name of Investor [must comply with requirements of Agreement].

Exhibit B – FHA/GNMA Page 1

Upon receipt of such letter or email communication, with all of the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney, which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.	AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING DATE:

Credit Agent must receive the following:

(1)	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)	Copy of current FHA Firm Commitment to insure with all amendments.

(4)	If no mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Pledged Mortgage (or the original thereof if requested by Credit Agent).

(5)	If a mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Mortgage-backed Security (or the original thereof if requested by Credit Agent).

(6)	If a participation certificate is to be issued, a copy of the participation and servicing agreement.

(7)	Original or facsimile of Credit Agent’s closing instructions letter to the Company’s attorney, countersigned by the attorney involved with transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

(8)	Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(9)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD.

(10)	Original or copy (with original to be forwarded via overnight delivery) of Assignment of the Mortgage endorsed by the Company in blank, in recordable form but unrecorded.

Exhibit B – FHA/GNMA Page 2

(11)	Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section II or otherwise required under the Agreement. Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Borrower must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

At closing, the title company or the settlement attorney must take possession on behalf of, and as agent and bailee for, Credit Agent of (a) the signed Mortgage Note, endorsed by the Company in blank and without recourse, and (b) a copy of the title insurance policy, after which the title company or the settlement attorney may release the Mortgage Note and the title insurance policy or commitment to the Company’s counsel pursuant to an escrow letter signed by the Company’s counsel, in a form approved by Credit Agent. In the escrow letter, the Company’s counsel must (a) acknowledge receipt of the Mortgage Note, (b) acknowledge Credit Agent’s security interest in the Mortgage Note, (c) agree that the Mortgage Note is being delivered to the Company’s counsel solely for the purpose of obtaining HUD’s endorsement and (d) agree to deliver the Mortgage Note, endorsed by HUD, and the title insurance policy directly to Credit Agent. The title company or the settlement attorney may disburse the Warehousing Advance from escrow upon advice of the Company’s counsel (which may be telephonic) that HUD has endorsed the Mortgage Note. In the event the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must

Exhibit B – FHA/GNMA Page 3

return the Warehousing Advance immediately and in any event by 12:00 p.m. on the following Business Day after the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit the Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of the Company. The Company retains all risk of loss or non-delivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a settlement attorney or closing counsel, or utilize an Escrow Letter.

III.	ON THE SECOND BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	Original signed Mortgage Note, endorsed by the Company in blank and without recourse and endorsed for insurance by HUD.

(2)	A copy of the title insurance policy or commitment, which:

(a)	Contains recording information filled in on the schedules pertaining to the Pledged Loan and regulatory agreement.

(b)	Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(c)	Shows an effective date and time that is as of the date and time of disbursement of the Warehousing Advance from escrow.

(d)	Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

(3)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(4)	If a participation certificate has been issued, (a) the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Loans and (b) original signed stock/bond power or equivalent assignment for the participation certificate issued from the Company to Credit Agent (or from the Investor to Credit Agent if the participation certificate was issued in the name of the Investor).

Exhibit B – FHA/GNMA Page 4

(5)	Originals of items 1, 10, and 11 noted above in Section II.

FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN

IV.	WAREHOUSING ADVANCES:

(1)	AT LEAST 1 BUSINESS DAY PRIOR TO THE DATE OF THE WAREHOUSING ADVANCE: Credit Agent must receive the following:

(a)	Original or facsimile (with original to be forwarded via overnight delivery) of the signed Warehousing Advance Request (Exhibit A).

(b)	An Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(2)	ON THE DAY OF THE WAREHOUSING ADVANCE:

Credit Agent must receive evidence of the insurance coverage in an amount at least equal to the aggregate amount of all Warehousing Advances related to such Mortgage Loan (including the requested Warehousing Advance), with a copy of the title insurance policy endorsement immediately following closing.

(3)	ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

If a participation certificate has been issued in connection with a subsequent Warehousing Advance for an FHA Mortgage Loan, Credit Agent must receive (a) the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Mortgages and (b) original signed stock/bond powers or equivalent assignments for the participation certificate issued from the Company to Credit Agent (or from the Investor to Credit Agent if the participation certificate was issued in the name of the Investor).

V.	AS SOON AS POSSIBLE AFTER THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN ONE BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

Credit Agent must receive signed shipping instructions for the delivery of the Pledged Loan, including the following:

(1)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with the Company’s billing account information for such shipper.

Exhibit B – FHA/GNMA Page 5

(2)	For delivery of a participation certificate, the name and address of the Investor to which the participation certificate is to be delivered.

(3)	Name of the project securing the Pledged Loan.

(4)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

(5)	Instructions for endorsement of the Mortgage Note. For an FHA Construction Mortgage Loan, Credit Agent will, if instructed, endorse and deliver the Mortgage Note following the initial Warehousing Advance for that Mortgage Loan.

(6)	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Credit Agent. With respect to Warehousing Advances against FHA Construction Mortgage Loans, Credit Agent will only sign and deliver a Release of Security Interest (HUD Form 11711A) for the initial and the last Warehousing Advances for that Mortgage Loan.

VI.	IF A GINNIE MAE SECURITY IS TO BE ISSUED, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN 1 BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A SECURITY:

Credit Agent must receive:

(1)	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in the Company’s name, and to deliver the Security to Credit Agent’s custody account at The Bank of New York/Bank of America Trust (ABA #021000018).

(2)	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Unless otherwise agreed in writing with the Company, Credit Agent exclusively will deliver the Mortgage Note, any participation certificates and other original Collateral Documents relating to the Collateral required by this Exhibit evidencing a Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by the Company, Credit Agent will complete the endorsement of the Mortgage Note.

If no Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or an Approved Custodian for the Investor.

If a Mortgage-backed Security is to be issued, Credit Agent will deliver the Mortgage Note and the Release of Security Interest with a Bailee Letter to an Approved Custodian for Ginnie Mae. Credit Agent will deliver the Mortgage-backed Security to the Investor that issued the Purchase Commitment solely on a delivery versus payment basis. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to Credit Agent.

Exhibit B – FHA/GNMA Page 6

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of a Pledged Loan or a Pledged Security to the Company (by transfer to the Company’s Operating Account), unless otherwise instructed in writing by the Company.

Exhibit B – FHA/GNMA Page 7

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:
ISSUER:
$	SECURITY:
NO. OF CERTIFICATES:	1)
2)
3)

CUSIP NO.:
Pool No. MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):	Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):

Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Freddie Mac:	FIXED ARM	DISCOUNT NOTE

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Exhibit B – FHA/GNMA Page 8

EXHIBIT B-FREDDIE MAC PROGRAM PLUS LOANS

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FREDDIE MAC PROGRAM PLUS LOANS

Walker & Dunlop, LLC (the “Company”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement, dated as of September 4, 2012, among the Company, Credit Agent, and the lenders party thereto (as amended, restated, renewed or replaced, “Agreement”). Freddie Mac form numbers are used in this Exhibit for convenience only and the Company must use the equivalent forms required at the time of delivery of a Pledged Loan or a Security.

I.	AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Company, providing the following information on the Pledged Mortgage:

(1)	Mortgagor’s name.

(2)	Project name.

(3)	The Company’s case/loan number.

(4)	Expected Warehousing Advance Date.

(5)	Amount of the Mortgage Note.

(6)	Name, street address, email address, telephone number and fax number of (a) the contact person for the title company/settlement attorney, and (b) the person who will be responsible for the custody and delivery of the original note and other documents to Credit Agent.

(7)	In the event the Mortgage Loan is a Pre-funded Mortgage Loan, then in the alternative to clause I, 6 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of such letter or email, with all the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney and other applicable person identified pursuant to item (6), above, and which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

Exhibit B-Freddie Mac Page 1

II.	AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

(3)	A copy of the executed Purchase Commitment, with all executed exhibits (which must conform to requirements of the Agreement).

(4)	Original or facsimile of Credit Agent’s escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(5)	If applicable, original or facsimile of Credit Agent’s closing instructions letter to the Company’s attorney, countersigned by the attorney involved with the transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for a Pre-funded Mortgage Loan.

(6)	Original or facsimile (with original to be forwarded via overnight delivery) Assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

(7)	Original assignment of the security agreement, if applicable, endorsed by the Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

No Warehousing Advance will be made by the Lenders prior to Credit Agent’s receipt of all documents required under Section II above or otherwise required under the Agreement. Credit Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine the Company’s Warehousing Advance Request and the related documents to be delivered by the Company before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

The Company must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Company or its custodian of those recorded Collateral Documents, the Company must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

Exhibit B-Freddie Mac Page 2

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by the Company with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. The Company shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of and as agent and bailee for Credit Agent pursuant to a bailee letter provided by Credit Agent, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy. Immediately after disbursement, the title company, settlement attorney or other attorney must transmit the Mortgage Note. In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Company becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit the Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note is received by Credit Agent, are for the convenience of the Company. The Company retains all risk of loss or nondelivery of the Mortgage Note, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

III.	ON THE FIRST BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE (OR ON SUCH OTHER DATE INDICATED BELOW):

Credit Agent must receive the following:

(1)	The original signed Mortgage Note, endorsed by the Company in blank and without recourse; and

(2)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a)	Names as insured the Company and/or the Investor, and their successors and assigns, as their interests may appear;

Exhibit B-Freddie Mac Page 3

(b)	Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow;

(c)	Sets forth an insured amount which is equal to or greater than the Warehousing Advance amount; and

(d)	Contains recording information, if such information is not available, such information will be provided within 24 hours after such information becomes available, filled in on the schedules pertaining to the Pledged Loan.

IV.	AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with the Company’s billing account information for such shipper;

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Mortgage Note.

(2)	For all Freddie Mac Loans, the following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

(3)	The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

Unless otherwise agreed in writing with the Company, Credit Agent exclusively will deliver the Mortgage Note and other original Collateral Documents relating to the

Exhibit B-Freddie Mac Page 4

Collateral required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by the Borrower, Credit Agent will complete the endorsement of the Mortgage Note. The Credit Agent will deliver the Mortgage Note and the other documents required for shipping along with a signed Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M) to the applicable Investor or Approved Custodian.

Cash proceeds of the sale of a Pledged Loan will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of a Pledged Loan to the Company (by transfer to the Company’s Operating Account), unless otherwise instructed in writing by the Company.

Exhibit B-Freddie Mac Page 5

Exhibit E

Master Credit Facilities

Borrower Name	Commitment Amount	UPB as of September 30, 2014
Milestone	$278,684,000.00	$278,684,000.00
UDR	$250,000,000.00	$228,131,438.63
Benchmark Investments X LLC	$549,000,000.00	$423,550,016.09
ECI Properties Inc.	$100,808,000.00	$82,072,371.00

Exhibit E

Exhibit F

Subsidiaries of Walker & Dunlop, LLC

Subsidiary Name	Address	Jurisdiction of Organization	Foreign Qualifications	Percentage of Ownership Interests Held
W&D Balanced Real Estate Fund I GP, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	None	100%
Walker & Dunlop Capital, LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Massachusetts	Alabama, Florida, Maryland Pennsylvania, Rhode Island, Texas	100%
ARA Finance LLC	7501 Wisconsin Avenue Suite 1200 Bethesda, MD 20814-6531	Delaware	Massachusetts, California	100% (through Walker & Dunlop Capital, LLC)

Exhibit F

Exhibit G

Assumed Names

None.

Exhibit G

Exhibit J

Lines of Credit

1.	Warehousing Credit and Security Agreement, dated as of September 24, 2014, as amended, by and among Walker & Dunlop, LLC, as borrower, TD Bank, N.A. and the other lenders party thereto from time to time, and TD Bank, N.A., as credit agent, as amended. Committed amount of $200 million, interest rate of LIBOR plus 1.40%, maturing September 23, 2015.

2.	Credit Agreement, dated as of December 20, 2013, by and among Walker & Dunlop, Inc., as borrower, the lenders referred to therein, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner. Original committed amount of $175 million with current outstanding of $173.7 million after amortization, interest at LIBOR plus 4.50% with a LIBOR floor of 1.00%, maturing December 20, 2020.

3.	Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and between Walker & Dunlop, LLC, as borrower, Walker & Dunlop, Inc., as parent, and PNC Bank, N.A., as lender, as amended. Committed amount of $650 million, interest rate of LIBOR plus 1.50%, maturing June 23, 2015.

Exhibit J

EXHIBIT N

As of October 29, 2014

INVESTORS

AFL CIO Housing Investment Trust

Amherst Securities Group (provided that the aggregate amount of obligations of Amherst Securities Group under all outstanding Purchase Commitments shall not exceed, at any time, $25,000,000)

Bank of America Securities

Barclays Capital

BB&T Securities

BMO Capital Markets Group

BNP Paribas

Cantor Fitzgerald & Co.

Chimera Investment Corporation

Citigroup/Smith Barney Securities

Credit Suisse Securities

Deutsche Securities

Duncan-Williams, Inc.

Fannie Mae

Freddie Mac

Goldman Sachs Securities

Jefferies & Co.

JP Morgan Securities Inc.

KeyBank

MLPF&S

Mizuho Securities USA, Inc.

Morgan Stanley Securities

Nomura Securities

Oppenheimer

Piper Jaffray & Co.

PNC Bank/PNC Capital Markets

Raymond James & Co.

Exhibit N page 1

RBC Securities

RBS Securities

Red Capital Markets (limited to GNMA purchases; provided that the aggregate amount of obligations of Red Capital Markets under all outstanding Purchase Commitments shall not exceed, at any time, $15,000,000)

Robert W. Baird & Co.

Sandler O’Neill Partnership (provided that the aggregate amount of obligations of Sandler O’Neill Partnership under all outstanding Purchase Commitments shall not exceed, at any time, $25,000,000)

SunTrust Robinson Humphrey, Inc.

Stephens Inc.

UBS Securities

Wells Fargo Securities

Exhibit N page 2